     As filed with the Securities and Exchange Commission on October 9, 2001



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 October 9, 2001
                                 ---------------

                            FIRST CHARTER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                  0-15829                          56-1355866
--------------                  -------                          ----------
(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)

         10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
         --------------------------------------------------------------
         (Address, including zip code, of principal executive offices)

                                 (704) 688-4300
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5   OTHER EVENTS

         On October 9, 2001, First Charter Corporation (the "Registrant") announced financial results for First Charter Corporation for the three month and nine month periods ended September 30, 2001. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed herewith:


                Exhibit No.               Description
                -----------               -----------

                  99.1     News release disseminated on October 9, 2001 by First
                           Charter Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FIRST CHARTER CORPORATION



                                     By:  /s/ Robert O. Bratton
                                          --------------------------------------
                                          Robert O. Bratton
                                          Executive Vice President and
                                          Chief Financial Officer

Dated:  October 9, 2001

                                  EXHIBIT INDEX

     Exhibit No.                       Description
     -----------                       -----------

         99.1     News Release disseminated on October 9, 2001 by First Charter
                  Corporation.